http://www.zarlink.com

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 28, 2002

                           ZARLINK SEMICONDUCTOR INC.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

                CANADA                     1-8139                  NONE
-------------------------------     --------------------    -------------------
(State or other jurisdiction of     (Commission File No.)     (I.R.S. Employer
 incorporation or organization)                              Identification No.)

               400 March Road
          Ottawa, Ontario, Canada                         K2K 3H4
          -----------------------                      -------------
           (Address of principal                       (Postal Code)
            executive offices)

       Registrant's telephone number, including area code: (613) 592-0200
                                                           ---------------

                                       N/A

          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5. Other Events
--------------------

Zarlink Sells UK Wafer Fabrication Plant to X-FAB Semiconductor Foundries AG

On March 28, 2002, Zarlink Semiconductor Inc. ("Zarlink" or "the Company") issued a press release announcing the sale of its wafer fabrication facility in Plymouth, UK, as well as IP and related foundry businesses to companies controlled by X-FAB Semiconductor Foundries AG of Erfurt, Germany for US$30.0 million. Zarlink received US$12.0 million in cash and a secured note of US$18.0 million repayable over three years.

The two companies have also signed a 5-year agreement to ensure continuity of supply for Zarlink products manufactured at the Plymouth foundry. The majority of the plant's current output consists of communications and medical chips designed by Zarlink.

Zarlink expects to record no gain or loss on this sale in the fourth quarter of Fiscal 2002.

A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated by reference herein.


Exhibit No.    Description
-----------    -----------

99.1           Press Release, dated March 28, 2002.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      ZARLINK SEMICONDUCTOR INC.
                                                      --------------------------
                                                       (Registrant)

Date April 5, 2002                                    /s/ Tim Saunders
     -------------                                    --------------------------
                                                      Tim Saunders
                                                      Vice President and
                                                      Corporate Controller

                                  Page 3 of 5